UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 13, 2018

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Carlton Avenue, Suite 200 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition

On August 13, 2018, Diffusion Pharmaceuticals Inc. (the “Company”) issued a press release announcing its financial results for its second quarter ended June 30, 2018. A copy of that press release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 13, 2008, the Company filed a Certificate of Retirement of the Company’s Series A Convertible Preferred Stock (the “Certificate of Retirement”) with the Secretary of State of the State of Delaware, which became effective upon its filing. The Certificate of Retirement (i) eliminated the previous designation of 13,750,000 shares of Series A Convertible Preferred Stock, none of which were outstanding at the time of filing, (ii) caused such shares of Series A Convertible Preferred Stock to resume the status of authorized but unissued shares of preferred stock of the Company and (iii) eliminated from the Company’s Certificate of Incorporation, as amended, all reference to the Series A Convertible Preferred Stock. The foregoing summary of the Certificate of Retirement does not purport to be complete and is qualified in their entirety by reference to the full text of the Certificate of Retirement filed as Exhibit 3.1 hereto, which is incorporated herein by reference. Both prior to and upon the filing of the Certificate of Retirement, the Company had 30,000,000 shares of preferred stock authorized, none of which was or is issued or outstanding.

Item      9.01      Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
3.1	Certificate of Retirement, dated August 13, 2018.

99.1	Press release dated August 13, 2018, announcing financial results for the second quarter ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2018	DIFFUSION PHARMACEUTICALS INC.

	By:	/s/ David G. Kalergis
	Name:	David G. Kalergis
	Title:	Chief Executive Officer